EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report of Werner Enterprises, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2025 (the “Report”), filed with the Securities and Exchange Commission, I, Christopher D. Wikoff, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher D. Wikoff
August 11, 2025	Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer